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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 1999

                                    333-46235

                            (Commission File Number)

                        PRODUCTION RESOURCE GROUP, L.L.C.
             (Exact name of Registrant as Specified in its Charter)

                  Delaware                              14-1786937

(State or other Jurisdiction of Formation)     (IRS Employer Identification No.)

       539 Temple Hill Road, New Windsor, New York              12553

       (Address of Principal Executive Offices)               (Zip Code)

                                 (914) 567-5700

              (Registrant's Telephone Number, Including Area Code)


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Item 2.  Acquisitions

         On September 1, 1999, Production Resource Group, L.L.C. (the "Company") acquired substantially all of the assets and assumed certain liabilities of Total Technical Excellence, Inc., a Georgia corporation, ("TTE"), pursuant to an Acquisition Agreement, dated as of August 31, 1999, among TTE, Mitchell Acker, as principal shareholder of TTE and the Company. Pursuant to the Acquisition Agreement, in exchange for the aforementioned assets, the Company paid $2.5 million in cash to TTE and issued 1,309 shares of Series D convertible Preferred Stock of Production Resource Group Inc., the Company's ultimate parent, with a current value of $500,000. The amount of consideration paid to TTE was reached through arm's-length negotiations and was funded from the Company's credit facility with The Bank of New York, as agent for a syndicate of banks. A copy of the Acquisition Agreement is attached as Exhibit 10.15. TTE is based in Atlanta, Georgia and provides exhibit design, fabrication, installation and related products. TTE will continue its business and operations under the Entolo brand name as part of the Company's Event Services group.

         Mitchell Acker is the principal shareholder of TTE.

         TTE's revenues for the fiscal year ended December 31, 1998 were approximately $5.9 million.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) (b) Financial Statements of Businesses Acquired. Pro Forma Financial Information

         As of the date of this report, the financial statements and pro forma financial information required by this item are not available. It is the Company's intention that such financial statements and pro forma data will be filed within 60 days of the due date of this report, as required under applicable regulations of the Securities and Exchange Commission.

(c) Exhibits


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                                EXHIBIT INDEX

Exhibit No.        Document Description
--------           --------------------


10.15 ACQUISITION AGREEMENT (the "Agreement"), dated as of August 31, 1999 by and among PRODUCTION RESOURCE GROUP, L.L.C. a Delaware limited liability company as Buyer, TOTAL TECHNICAL EXCELLENCE, INC. d/b/a TTE SCENIC STUDIO, a Georgia corporation as Seller, and MITCH ACKER as Shareholder.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K, to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRODUCTION RESOURCE GROUP, L.L.C.

                                    (Registrant)



Date: September 14 , 1999       By:   /s/  Robert A. Manners
                                     -----------------------------------------
                                                 Robert A. Manners
                                      Senior Vice President & General Counsel


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                                EXHIBIT INDEX

Exhibit No.        Document Description
--------           --------------------


10.15 ACQUISITION AGREEMENT (the "Agreement"), dated as of August 31, 1999 by and among PRODUCTION RESOURCE GROUP, L.L.C. a Delaware limited liability company as Buyer, TOTAL TECHNICAL EXCELLENCE, INC. d/b/a TTE SCENIC STUDIO, a Georgia corporation as Seller, and MITCH ACKER as Shareholder.